CONSISTENT STRATEGY. DELIBERATE EXECUTION. JMP Securities Conference November 12, 2020

DELIVERING VALUE Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. November 12, 2020 JMP Securities Conference 2

STRATEGY “WE’VE BUILT A STRONG AND RESILIENT FOUNDATION.” – Rick Matros, Chief Executive Officer November 12, 2020 JMP Securities Conference 3

STRATEGY SABRA TODAY 35% 71 $6.1B1 DEBT/ASSET VALUE OPERATOR RELATIONSHIPS ENTERPRISE VALUE $975M+ 9% 20.4% LIQUIDITY MAX RELATIONSHIP NOI CAGR SINCE 2011 CONCENTRATION (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 11/09/2020. November 12, 2020 JMP Securities Conference 4

STRATEGY A RESILIENT AND AGILE REIT Investment ▪ Invest in high-quality, strong-performing senior housing and SNF portfolios ▪ Relationship diversification ▪ Geographic diversification (investments in 43 states and Canada) ▪ Grow private-pay through investments in high-quality managed senior housing ▪ Develop purpose-built senior housing Finance ▪ Maintain a fortress balance sheet ▪ Maintain sustainable dividend policy Operations ▪ Encourage the sharing of best practices among tenants ▪ Provide industry-leading business intelligence tools November 12, 2020 JMP Securities Conference 5

STRATEGY IN ACTION “BY OPPORTUNISTICALLY EXECUTING OUR STRATEGY, WE CONTINUE TO DELIVER LONG-TERM VALUE FOR OUR SHAREHOLDERS.” – Talya Nevo-Hacohen, Chief Investment Officer November 12, 2020 JMP Securities Conference 6

STRATEGY IN ACTION STRENGTHENED BALANCE SHEET BY REDUCING LEVERAGE Lowered cost of PERMANENT DEBT by 75 basis points to 3.53% 34 vs 72 Reduced NET DEBT TO ADJUSTED EBITDA1 ratio from 5.66x to 4.91x DECEMBER 31, 2018 vs SEPTEMBER 30, 2020 (1) Net Debt to Adjusted EBITDA excludes the unconsolidated joint venture. November 12, 2020 JMP Securities Conference 7

STRATEGY IN ACTION SIGNIFICANTLY IMPROVED CREDIT METRICS INTEREST COVERAGE FIXED CHARGE COVERAGE TOTAL DEBT/ASSET VALUE + 1.27x to 5.41x + 1.52x to 5.22x IMPROVED 1400 bps DECEMBER 31, 2018 vs SEPTEMBER 30, 2020 November 12, 2020 JMP Securities Conference 8

INVESTMENT THESIS “WE CUSTOMIZE OUR FINANCIAL SOLUTIONS TO PROVIDE OPERATORS WITH CAPITAL TO INVEST IN THEIR BUSINESS AND SUPPORT THE DELIVERY OF QUALITY CARE.” – Talya Nevo-Hacohen, Chief Investment Officer November 12, 2020 JMP Securities Conference 9

INVESTMENT THESIS OPPORTUNISTICALLY SOURCED, CREATIVELY STRUCTURED AND PRUDENTLY FINANCED Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. November 12, 2020 JMP Securities Conference 10

PORTFOLIO “OUR PORTFOLIO AND TENANTS ARE POSITIONED TO DELIVER QUALITY CARE NOW AND IN THE FUTURE.” – Peter Nyland, Executive Vice President Asset Management November 12, 2020 JMP Securities Conference 11

PORTFOLIO COVID-19 IMPACT ON OUR BUSINESS ▪ Through October, we collected all our forecasted rents and through the first few business days of November, collections are in line with what we normally receive through this point of the month. ▪ Our balance sheet remains strong, our liquidity increased $23.7 million during the quarter to $979.0 million as of September 30, 2020, and we have no material debt maturities until 2024. We remain committed to maintaining our Net Debt to Adjusted EBITDA below 5.50x and continue to closely manage our debt levels to remain below this target. For additional detail and information regarding Net Debt to Adjusted EBITDA, refer to the Credit Metrics and Ratings section of our corresponding Supplemental Report and the Reconciliation of Non-GAAP Financial Measures, both available in the Investor Relations section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations. ▪ Our growth expectations continue to be impacted by our cost of capital. We have recently seen significant improvements in our cost of debt while seeing continued volatility in our cost of equity. While we have successfully made investments of over $154.5 million during the nine months ended September 30, 2020, these dynamics continue to challenge our growth opportunities. We remain focused on maintaining a strong balance sheet with ample liquidity and a well-covered dividend, and we continue to pursue opportunities for accretive growth, which we believe can primarily come from the skilled nursing, behavioral and addiction asset classes until our cost of equity stabilizes. November 12, 2020 JMP Securities Conference 12

PORTFOLIO COVID-19 IMPACT ON OUR PORTFOLIO The COVID-19 pandemic continues to have a significant impact on the operations of our facilities, although mitigated by government relief packages that continue to provide assistance to our Skilled Nursing/Transitional Care and Specialty Hospital and Other portfolios, and, beginning in the third quarter, our Senior Housing - Leased and Senior Housing - Managed portfolios. OCCUPANCY ▪ Occupancy for our portfolio has declined from February 2020 through October 2020 as follows: ▪ Skilled Nursing/Transitional Care: 877 basis points ▪ Skilled Mix census in our Skilled Nursing/Transitional Care portfolio increased 132 basis points during this same period ▪ Senior Housing - Leased: 342 basis points ▪ Senior Housing - Managed: 687 basis points ▪ Occupancy from February 2020 through October 2020 for our Specialty Hospitals and Other portfolio increased 152 basis points. ▪ Third quarter occupancy decreases in our Skilled Nursing/Transitional Care and Senior Housing portfolios were lower than decreases reported by NIC. SENIOR HOUSING – MANAGED OPERATIONS ▪ Despite Occupancy Percentage decreases in our Senior Housing – Managed portfolio during the quarter, Revenue Per Occupied Room (“REVPOR”), which excludes government grant income, has remained strong. REVPOR for wholly-owned majority assisted living, wholly-owned independent living REVPOR and our Enlivant joint venture increased 1.4%, 0.6% and 2.5%, respectively, from the second quarter. ▪ In a difficult operating environment, Enlivant implemented an annual increase in rates of approximately 4% for eligible residents effective October 1, 2020. ▪ During the third quarter of 2020, total operating expenses in our Senior Housing -Managed portfolio decreased $1.3 million from the second quarter, mainly due to a $1.4 million decrease in COVID-19 related expenses during the quarter. ▪ Despite a 270 basis point drop in occupancy from the second quarter, cash NOI margin for the third quarter of 2020 in our Senior Housing - Managed portfolio was 26.7% (22.5% excluding CARES Act funds), compared to 22.6% in the second quarter. November 12, 2020 JMP Securities Conference 13

PORTFOLIO COVID-19 IMPACT ON OUR PORTFOLIO (CONT.) ▪ The combined impact of these factors noted on slide 13 has lowered EBITDARM for our leased portfolios and earnings recognized in our Senior Housing-Managed portfolio, though their impact has been partially mitigated thus far due to the provision of the government relief. At this time, we cannot predict the duration or extent of the negative impact; however, we believe that absent further governmental support, a recovery in occupancy levels is critical to avoid providing rent relief for certain of our operators in the future. ▪ The following is a comparison of changes in occupancy, NOI and NOI margin for our Senior Housing – Managed portfolio compared to three publicly traded peers: SHOP Occupancy Loss (Feb – Oct)1 SHOP Same-Store NOI YoY Change2 SHOP Same-Store NOI Margin YoY Change2 (1) Company data sourced from company filings as of 11/5/2020. (2) As of 9/30/2020 company filings. November 12, 2020 JMP Securities Conference 14

PORTFOLIO COVID-19: MITIGATION ▪ In response to the COVID-19 pandemic, the federal government approved several relief packages that have benefited our Skilled Nursing/Transitional Care facility operators. Prior to September 1, 2020, few of these programs were available to our Senior Housing operators; as of September 1, 2020, eligible assisted living and memory care facility operators may apply for funding through the CARES Act, with the assistance received or expected to be received partially mitigating the negative impact of COVID- 19. ▪ The following summarizes the aggregate amounts reported as being received by or made available to our operators from funding sources provided under the CARES Act. Please refer to the Top 10 Relationships and COVID-19 Mitigation Summary section of our Supplemental Report, available in the Investor Relations section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations, for more details. November 12, 2020 JMP Securities Conference 15

PORTFOLIO

COVID-19: MITIGATION (CONT.)

Mitigation Source	Mitigates EBITDARM Reductions	Description	Estimated Available (All Sabra Relationships)
PRF:	Yes	The CARES Act has, to date, appropriated $175 billion to the Provider Relief Fund ("PRF" or the "Fund") for hospitals and other providers nationwide to prevent, prepare for and respond to COVID-19, with such amount to be distributed through grants and other payment mechanisms. Thus far, four tranches of the Fund having particular relevance to the Company's Portfolio have been distributed. The first such tranche of the Fund was distributed to each eligible health care provider based on its proportionate share of 2019 Medicare FFS payments nationally. The second such tranche of the Fund was distributed based on the respective provider's share of 2018 net patient revenue (less amounts received in connection with the first tranche). The third such tranche of the Fund was allocated for and distributed to eligible skilled nursing facilities with each facility receiving $50,000 plus $2,500 per certified bed. The fourth such tranche of the Fund was allocated for and distributed to eligible skilled nursing facilities with each facility receiving $10,000 plus $1,450 per certified bed.	$210 million [1]
Suspension of Medicare sequestration:	Yes	The CARES Act suspended the Medicare sequester (2% of all Medicare fee-for-service payments) from May 1–December 31, 2020; the Medicare sequester was extended from 2029 to 2030.	$10 million
FMAP:	Yes	The Family First Coronavirus Response Act provides a temporary 6.2% increase in Federal Medical Assistance Percentages ("FMAP") retroactive to January 1, 2020. States have discretion regarding the distribution of these funds to various healthcare providers.	$30 million
AAMP:		The CARES Act expanded the existing program to allow acute, cancer and children's hospitals to request accelerated and advance Medicare payment ("AAMP") of up to 100% of their Medicare payments for a six-month period, while critical access hospitals may request up to 125%. Other Medicare providers and suppliers (including physicians) may request up to three months advance payment. Repayment will not begin for one year from when the first loan payment was made and will be interest-free for up to 29 months.	$130 million [2,3]
Employer payroll tax delay:		Under the CARES Act, employers can defer payment of the 6.2% FICA tax on wages paid from March 27–December 31, 2020. 50% of the deferred payment is due by December 31, 2021, and the remaining 50% is due by December 31, 2022. All employers are eligible unless they have had a loan forgiven through the Paycheck Protection Program ("PPP").	$20 million [2]
PPP:	Potentially	The CARES Act expands eligibility for and provides $349 billion to fund special new loans, loan forgiveness and other relief to small businesses with fewer than 500 employees that have been affected by COVID-19. The Small Business Association can provide a maximum loan of 250% of the last 12 months' average monthly payroll costs over the February 15–June 30, 2020 period, capped at $10 million. Loan amounts spent on payroll and certain other costs for eight weeks following loan origination would be forgiven. The PPP closed to new loan applications on August 8, 2020.	$70 million

Total: Approximately $470M

(1) Amount includes estimated distribution to eligible senior housing operators equal to 2% of annual patient care revenue.
(2) Provides additional near-term liquidity for our operators.
(3) Benefit may be limited depending on reserve requirements under any working capital or other loans utilized by our operators.

SABRA November 12, 2020 | JMP Securities Conference | 16

PORTFOLIO COVID-19: MITIGATION (CONT.) ▪ In addition to the mitigation sources on slide 16, there have been other governmental actions taken that benefit skilled nursing/transitional care operators. These actions include the waiver of the requirement for skilled nursing/transitional care patients to have stayed in a hospital for three days for services rendered in a skilled nursing/transitional care facility to qualify for Medicare Part A and the relaxation of certification requirements for employees performing nonclinical services in these facilities. Lastly, the Department of Health and Human Services (“HHS”) extended the COVID-19 Public Health Emergency for another 90 days, effective October 23, 2020, which allows HHS to continue providing temporary regulatory waivers and new rules to equip skilled nursing facilities and some assisted living operators with flexibility to respond to the COVID-19 pandemic. The extension of the COVID-19 Public Health Emergency also extends the Federal Medical Assistance Percentages funding increase through March 31, 2021. ▪ Although we have not seen a disruption from the COVID-19 pandemic in the monthly payment of rents to date, it continues to be difficult to know with certainty the ultimate impact that the ongoing pandemic, as partially mitigated by the various governmental programs, will have on our Senior Housing - Managed portfolio or on the ability of the tenants in our triple-net portfolio to timely pay their monthly rental obligations to us. While the aggregate amount of approximately $470 million in assistance available to our operators remains informative when evaluating potential mitigation at a macro level, the benefits on an individual operator basis vary and may not provide enough relief to meet their rental obligations to us. While the government has continued to show support to the industry, we cannot predict the duration of that government support and therefore continue to believe that absent further governmental support, a recovery in occupancy levels will be critical to avoid providing rent relief for certain of our operators in the future. November 12, 2020 JMP Securities Conference 17

PORTFOLIO

SUPERIOR RETURNS START WITH A STRONG PORTFOLIO

AS OF SEPTEMBER 30, 2020

609

Investments[1]

80% SNF/TC **85%** SH - Leased **82%** SH - Managed [2] **73%** Hosp/Oth.

Average Occupancy Percentage

71

Relationships

39%

Skilled Mix

8

Years Wtd. Avg. Remaining Lease Term

2.07x SNF/TC/Hosp/Oth. **1.31x** SH - Leased

Rent Coverage[3]

(1) Includes investment in properties held in an unconsolidated joint venture.
(2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio was 76% as of 9/30/2020.
(3) EBITDARM Coverage is only included in periods subsequent to our acquisition except for the North American Healthcare portfolio, which is presented on a trailing twelve-month basis and consists of EBITDARM Coverage for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBITDARM Coverage for periods preceding our acquisition. In addition, EBITDARM Coverage is presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage excludes assets acquired after June 30, 2020.

SABRA November 12, 2020 | JMP Securities Conference | 18

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 25 $390M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $493M 7.6% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 9/30/2020. November 12, 2020 JMP Securities Conference 19

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing - Managed 14.9% Asset Mix 1 Specialty Hospitals Crafted portfolio of high- and Other quality and diverse 10.4% facilities passionate about care. Senior Housing - Leased 9.8% Skilled Nursing / Transitional Care Interest and Other 62.9% Income 2.0% (1) Based on Annualized Cash NOI as of 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12, 2020 JMP Securities Conference 20

HIGH QUALITY OF CARE STRONG PERFORMANCE November 12, 2020 JMP Securities Conference 21

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Work With Operators Who Are: ▪ Highly engaged ▪ Nimble ▪ Regional experts ▪ In markets with favorable demographics ▪ Well positioned for the future of health care delivery November 12, 2020 JMP Securities Conference 22

OPERATORS WE SUPPORT OUR OPERATORS We Invest in Our Tenants’ Success: ▪ Redevelopment ▪ Expansion ▪ Strategic development ▪ Flexible equity and debt capital solutions November 12, 2020 JMP Securities Conference 23

STRATEGY IN ACTION OPERATORS “WHEN IT COMES “WE’VE CONSISTENTLY “ONE OF THE MANY ADVANTAGES OFTO WORKING EXECUTING DELIVERED VALUE TO OUR STRATEGY, OURWITH SHAREHOLDERS SABRA IS THAT THEY GET WHATWE IT’S DO WHATLIKE TO WE WHILEBE AN MAINTAININGOPERATOR .” A SAY WE ARE STRONG BALANCE - Brent Weil, President and CEO EmpRes HealthcareGOING TO DO.” SHEET.” – Rick Matros, Chief Executive Officer – Talya Nevo-Hacohen, Chief Investment Officer November 12, 2020 JMP Securities Conference 24

OPERATORS CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM ▪ Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. ▪ Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. November 12, 2020 JMP Securities Conference 25

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS November 12, 2020 JMP Securities Conference 26

OPERATORS POINTRIGHT PROGRAM FOR SNF TENANTS Data Integrity Audit Real-time MDS verification analyzes the accuracy of the Minimum Data Set (MDS) assessment prior to CMS submission. Each MDS is checked for logical and clinical coding accuracy, with recommended actions when inaccurate, incomplete, or inconsistent information is identified. Helpful alerts identify quality measure triggers and reimbursement items for compliance monitoring. PointRight® Pro 30® Rehospitalization PointRight® Pro 30® is the only all-cause, risk adjusted rehospitalization measure validated by Brown University, adopted by the American Health Care Association, and endorsed by the National Quality Forum (NQF #2375). Includes All-Payer and Medicare as well as clinical cohort-specific rates, with trending and drill-down capability to evaluate resident-level rehospitalization information. Five-Star FastTrack® Interactive monitoring and management of CMS Five-Star Quality Rating performance in each of the domains: Health Inspection, Quality Measures, and Staffing. A “What if” feature facilitates setting of targets and future planning. November 12, 2020 JMP Securities Conference 27

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE Avamere 8.5% 1 Relationship Concentration North American By diversifying our tenant 7.4% concentration, we’ve Signature Healthcare curated a portfolio 7.3% equipped to perform in today’s dynamic health Other Cadia care market. 48.1% 7.2% Signature Behavioral Enlivant 6.6% Holiday 7.6% 5.1% Other 2.2% Managed (No Operator Credit Exposure) 14.9% (1) Based on Annualized Cash NOI as of 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12, 2020 JMP Securities Conference 28

PERFORMANCE “WE’VE DELIVERED ON OUR PROMISE TO STRENGTHEN OUR BALANCE SHEET AND ARE POISED TO CAPITALIZE ON FUTURE GROWTH OPPORTUNITIES.” – Harold Andrews, Jr., Chief Financial Officer November 12, 2020 JMP Securities Conference 29

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure 1 Our diverse menu of capital options ensures that we Common Equity Value have ready access to low- 54% cost capital to fund our Unsecured Debt growth. 38% ENTERPRISE VALUE Our Credit Facility, which includes a $1.0 billion Revolving Credit Facility (with $944 million available for $6.1B borrowing as of 9/30/2020), contains an accordion feature that can increase the total available borrowings to $2.75 billion (up from $2.0 billion plus CAD $125.0 million Secured Debt today). 8% (1) As of 9/30/2020. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 206.9 million shares and Sabra’s closing price of $14.31 as of 11/05/2020. November 12, 2020 JMP Securities Conference 30

PERFORMANCE STRONG INVESTMENT GRADE CREDIT METRICS 1 SABRA 3Q20 INVESTMENT GRADE PEERS MEDIAN 2 LTM Net Debt to Adjusted EBITDA 4.91x 3 6.02x LTM Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint 5.48x 3 6.35x Venture Interest Coverage Ratio 5.41x 4.55x Debt as a % of Asset Value 35% 39% Secured Debt as a % of Asset 1% 4% Value (1) Credit metrics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to our revolving credit facility and the indentures relating to our unsecured senior notes. (2) Investment Grade Peers consists of PEAK, WELL, VTR, OHI and NHI, except with respect to the LTM Net Debt to Adjusted EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to PEAK, WELL and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (3) Net Debt to Adjusted EBITDA is calculated based on Pro Forma Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See “Reconciliations of Non-GAAP Financial Measures” on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. November 12, 2020 JMP Securities Conference 31

PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE AT SEPTEMBER 30, 2020 (dollars in millions) 1 2 (1) Term loans are pre-payable at par. (2) Revolving Credit Facility is subject to two six-month extension options. November 12, 2020 JMP Securities Conference 32

PERFORMANCE ATTRACTIVE RELATIVE VALUATION Forward FFO Multiples 1 Dividend Yield 20.0x 12.0% 17.5x 10.0% 16.0x 13.7x 7.5% 7.8% 11.4x 12.3x 8.0% 7.0% 12.0x 10.7x 6.5% 9.4x 6.0% 5.3% 4.2% 8.0x 4.0% 4.0x 2.0% 0.0x 0.0% SBRA NHI LTC CTRE OHI Big 3 SBRA Big 3 CTRE LTC NHI OHI 2 Average 2 Average 3 Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI)3% 100% - 50.0% 12% 12% 4% 27% 40.0% 36.7% 80% 57% 55% 60% 30.0% 63% 85% 64% 19.9% 20.5% 4% 20.0% 40% 69% 10.0% 7.8% 6.9% 9.3% 20% 41% 43% 25% 24% 15% 0.0% 0% SBRA LTC NHI CTRE Big 3 OHI SBRA4 CTRE OHI Big 3 LTC NHI Average 2 Average 2 Senior Housing Skilled Nursing Other Sources: SNL Financial as of 11/09/2020, unless otherwise noted. (1) Forward FFO multiple is calculated as stock price as of 11/09/2020 divided by the forward four quarter consensus FFO from SNL Financial. (2) Big 3 average consists of WELL, VTR and PEAK. (3) Represents latest available concentration for peers from company filings as of 11/09/2020. (4) Based on Annualized Cash NOI for the quarter ended 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12, 2020 JMP Securities Conference 33

PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF EBITDARM COVERAGE 1,3 SH EBITDARM COVERAGE 1 CONCENTRATION 1 85% 65% 62% 1.40x 2.89x 1.31x 1.27x 1.19x 65% 2.53x 63% 49% 1.13x 1.05x 57% 39% 38% 1.84x 1.84x 1.85x 27% 2 4 4 SBRA 2 NHI LTC OHI CTRE SBRA OHI LTC NHI CTRE SBRA OHI LTC CTRE NHI SBRA PEAK NHI WELL LTC VTR (1) Represents latest available concentration and coverage for peers as of 11/9/2020. (2) Based on Annualized Cash NOI as of 9/30/2020 for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. See the appendix to this presentation for the definition of Annualized Cash NOI. (3) Represents SNF EBITDARM Coverage for LTC and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. (4) See appendix to this presentation for the definition of EBITDARM Coverage. November 12, 2020 JMP Securities Conference 34

APPENDIX November 12, 2020 JMP Securities Conference 35

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding expenses related to the COVID-19 pandemic, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. November 12, 2020 JMP Securities Conference 36

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding the impact of the COVID-19 pandemic on our tenants, operators and Senior Housing - Managed communities, our expectations regarding the potential mitigating effects of the state and federal assistance programs available to our tenants, operators and Senior Housing - Managed communities, and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: the ongoing COVID-19 pandemic and measures intended to prevent its spread, including the impact on our tenants, operators and Senior Housing - Managed communities; our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing -Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward- looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDARM Coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. November 12, 2020 JMP Securities Conference 37